EXHIBIT 10.1.16




                                                    November __, 1999



Charming Shoppes, Inc.
450 Winks Lane
Bensalem, Pennsylvania 19020


          Re: Second Amended and Restated Loan and Security Agreement, dated February 28, 1997 (as amended and supplemented, the "Loan Agreement") among Charming Shoppes, Inc. (the "Company"), certain subsidiaries of the Company which are parties thereto (collectively, with the Company, "Borrowers"), Borrowers' Agent and Congress Financial Corporation ("Congress")


Ladies and Gentlemen:

     The Company has advised Congress that (a) the Company has organized Rose Merger Sub, Inc., a Tennessee corporation, ("Rose") and all of the issued and outstanding stock of Rose is owned by the Company, and (b) Rose has entered into an Agreement and Plan of Merger dated as of November 15, 1999 among Rose, Catherine Stores Corporation, a Tennessee corporation ("Catherine Stores"), and the Company, pursuant to which (i) Rose shall purchase one hundred (100%) percent of the outstanding stock of Catherine Stores, and (ii) as soon as practicable, after the purchase by Rose of all of the outstanding stock of Catherine Stores, Rose shall be merged with and into Catherine Stores, with Catherine Stores being the survivor of the merger (collectively, the "Catherine Stores Merger Transaction").

     Capitalized terms used herein which are defined in the Loan Agreement shall have the respective meanings ascribed to such terms in the Loan Agreement.

     This will confirm that Congress consents to (a) the organization of Rose and (b) the Catherine Stores Merger Transaction, provided that:

           (i) no Event of Default exists at the time of the consummation (or after giving effect thereto) of the Catherine Stores Merger Transaction;

           (ii) Borrowers have not less than $50,000,000 of Excess Availability immediately after consummation of the Catherine Stores Merger Transaction; and

           (iii) the Catherine Stores Merger Transaction is consummated on or before January 31, 2000.

     This will also confirm that Congress agrees that(a) Rose shall be deemed to be an Excluded Subsidiary, (b) upon consummation of the Catherine Stores Merger Transaction, Catherine Stores and any Subsidiary of Catherine Stores (except for any presently existing Subsidiary of Borrowers, excluding Catherine Stores, which is not now an Excluded Subsidiary), shall be deemed to be Excluded Subsidiaries.

     Except as expressly set forth herein, no existing defaults or Events of Default and no rights or remedies of Congress have been or are being waived hereby and no changes in the Financing Agreements have been or are being made or intended hereby, and in all other respects, the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the date hereof.

     The foregoing shall be effective, as of the date hereof, upon execution of this letter by Borrowers and the other entities listed below.

                              Very truly yours,

                              CONGRESS FINANCIAL CORPORATION

                              By:___________________________

                              Title:________________________


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AGREED AND ACCEPTED:

CHARMING SHOPPES, INC.

By:_________________________

Title:______________________

CHARMING SHOPPES OF DELAWARE, INC.

By:_________________________

Title:______________________

CSI INDUSTRIES, INC.

By:_________________________

Title:______________________

FB APPAREL, INC,

By:_________________________

Title:______________________

BORROWERS' AGENT

CHARMING SHOPPES OF DELAWARE, INC.,
     BORROWERS' AGENT

By:_________________________

Title:______________________



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CONSENTED TO:

By Each of the Obligors
on Exhibit A Annexed Hereto

____________________________

Its:________________________


By Each of the Obligors
on Exhibit B Annexed Hereto

____________________________

Its:________________________